EATON VANCE BALANCED FUND Supplement to Statement of Additional Information dated May 1, 2009

1. The following is added to "Investment Advisory Services." under "Investment Advisory and Administrative Services":

Under its investment advisory agreement with Large-Cap Core Research Portfolio, BMR receives a monthly advisory fee from the Portfolio as follows:

Large-Cap Core Research Portfolio
Annual Fee Rate
Average Daily Net Assets for the Month	(for each level)
Up to $500 million	0.650%
$500 million but less than $1 billion	0.625%
$1 billion but less than $2.5 billion	0.600%
$2.5 billion and over	0.575%

2. The following is added to "Portfolio Managers." under "Investment Advisory and Administrative Services" for the period ended July 31, 2009:

	Number of	Total Assets of	Number of Accounts	Total Assets of Accounts
Large-Cap Core Research Portfolio	All Accounts	All Accounts*	Paying a Performance Fee	Paying a Performance Fee*
Charles B. Gaffney
Registered Investment Companies	2	$1,424.0	0	$0
Other Pooled Investment Vehicles	1	$ 10.0	0	$0
Other Accounts	1	$ 0.4	0	$0

* In millions of dollars.

November 2, 2009